NASDAQ: PEBO INVESTOR PRESENTATION 4TH QUARTER 2019 NASDAQ: PEBO 11

NASDAQ: PEBO WORKING TOGETHER BUILDING SUCCESS

NASDAQ: PEBO SAFE HARBOR STATEMENT Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fis- cal year ended December 31, 2019 (the “2019 Form 10-K”), which is available on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov) or at Peoples’ website (www.peoplesbancorp.com). Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples’ 2019 Form 10-K under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. ® WORKING TOGETHER. BUILDING SUCCESS. 2

PROFILENASDAQ: PEBO INVESTMENT PROFILE, INVESTMENT RATIONALE, RATIONALECULTURE AND STRATEGY CULTURE STRATEGY3

CORPORATE PROFILE PROFILE NASDAQ: PEBO FINANCIAL HOLDING COMPANY HEADQUARTERED IN MARIETTA, OHIO Provides a broad range of banking, insurance and investment services. CURRENT SNAPSHOT: CURRENT FOOTPRINT: INVESTMENT Assets: $4.4 billion; Loans: $2.9 billion Demographics: Unemployment: Deposits: $3.3 billion Median Income: $52,112 OH: 4.1% Market Capitalization: $717.4 million KY: 4.3% Key Industries: Assets Under Admin/Mgmt: $2.5 billion WV: 5.1% Health Care US: 3.6% Manufacturing (plastics/petrochemicals) Oil/Gas/Coal Activities (shale opportunities) RATIONALE Tourism CULTURE Market data as of December 31, 2019. Unemployment data from https://www.bls.gov/lau as of December 2019. Financial data as of December 31, 2019. ® STRATEGY WORKING TOGETHER. BUILDING SUCCESS. 4

GEOGRAPHIC FOOTPRINT NASDAQ: PEBO PEBO GEOGRAPHIC FOOTPRINT Cleveland Peoples’ footprint includes full service branches in 75 Ohio, West Virginia and Kentucky. Akron 77 Coshocton Indicates footprint added by the Cambridge First Prestonsburg Bancshares Inc. Columbus (“First Prestonsburg”) acquisition. 70 Caldwell 71 New Martinsville 33 Marietta Wilmington 50 Athens Vienna Cincinnati Parkersburg Jackson Pomeroy 79 32 Portsmouth Point Pleasant 75 Ashland Huntington 64 421 77 Prestonsburg 5

PEBO MARKET INSIGHT NASDAQ: PEBO PEBO MARKET INSIGHT DEPOSIT DEPOSIT MARKET MSA RANK ($000)* SHARE (%) MARIETTA, OH 1 884,414 52.05% CAMBRIDGE, OH 1 225,591 34.35% Strongest deposit market share positions in more • WILMINGTON, OH 1 199,573 32.56% rural markets where we can affect pricing PRESTONSBURG, KY 1 162,231 32.67% CALDWELL, OH 1 103,163 43.13% • Presence near larger cities puts us in position to NEW MARTINSVILLE, WV 2 89,831 24.17% capture lending opportunities in more urban POMEROY, OH 2 62,897 23.61% COSHOCTON, OH 2 105,915 20.69% markets (e.g. Cleveland, Akron, Canton, Cincinnati PORTSMOUTH, OH 3 116,526 14.71% and Columbus) POINT PLEASANT, WV 3 84,507 22.89% ATHENS, OH 3 88,287 12.34% JACKSON, OH 4 63,130 15.39% PARKERSBURG / VIENNA, WV 7 117,013 7.08% CINCINNATI, OH-KY-IN 14 424,205 0.31% HUNTINGTON / ASHLAND, WV-KY-OH 14 151,744 2.52% AKRON, OH 19 84,508 0.57% CLEVELAND / ELYRIA, OH 24 104,320 0.14% COLUMBUS, OH 27 101,525 0.16% OTHER 213,866 TOTAL 3,383,246 Source: FDIC Annual Summary of Deposits @ 6/30/19. MSA data corresponds to county level data where the city is located for the first thirteen cities listed. The last five cities listed are at the MSA level. ® WORKING TOGETHER. BUILDING SUCCESS. 6

INVESTMENT RATIONALE NASDAQ: PEBO UNIQUE COMMUNITY BANKING MODEL • Greater revenue diversity (32% non-interest income, excluding gains and losses) than the average $1 - 10 billion bank • Strong community reputation and active involvement • Local market teams capable of out-maneuvering larger banks • More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.) STRONG, DIVERSE BUSINESSES EARNING NON-INTEREST INCOME • 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $2.5 billion in assets under administration and management, including brokerage, trust and retirement planning CAPACITY TO GROW OUR FRANCHISE • Strong capital and fundamentals to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION • Strong, integrated enterprise risk management process • Dedicated to delivering positive operating leverage • Focused on business line performance and contribution, operating efficiency and credit quality ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio • Dividend paid increased from $0.15 per share for Q1 2016 to $0.34 for Q4 2019 7

CORPORATE CULTURE NASDAQ: PEBO OUR VALUES OUR VISION PROMISE CIRCLE Our vision is to be the best community bank in America. Peoples' Employee Promise Circle represents how we do business and our never-ending pursuit of creating value for our clients. Our strategies to OUR MISSION serve clients and enhance shareholder value often change, but our values remain constant. We will work side by side to overcome challenges and seize CLIENTS FIRST opportunities. We listen and work with you. Together, we will build and execute thoughtful plans and actions, blending our INTEGRITY ALWAYS experience and expertise, to move you toward your goals. Our core difference is providing you peace of mind, confidence and RESPECT FOR ALL clarity in your financial life. COMMITMENT TO COMMUNITY LEAD THE WAY EXCELLENCE IN EVERYTHING ® WORKING TOGETHER. BUILDING SUCCESS. 8

STRATEGIC ROAD MAP NASDAQ: PEBO STRATEGIC ROAD MAP FOR BEST COMMUNITY BANK IN AMERICA • Commitment to Superior Shareholder Returns • Great Place to Work • Clients’ 1st Choice for Banking, Investing and Insurance • Meaningful Impact on Our Communities RESPONSIBLE RISK EXTRAORDINARY PROFITABLE FIRST CLASS MANAGEMENT CLIENT EXPERIENCE REVENUE GROWTH WORKPLACE • Embrace Risk Management • Delight the Client • Acquire, Grow and • Hire for Values Retain Clients • Know the Risks: Strategic, • Deliver Expert Advice • Strive for Excellence Reputation, Credit, Market, and Solutions • Earn Client Referrals • Invest in Each Other Liquidity, Operational, • Provide a Consistent • Understand Client Compliance • Promote a Culture Client Experience Needs and Concerns of Learning • Do Things Right the • Lead Meaningful • Live the Sales and • Coach in Every Direction First Time Client Reviews Service Processes • Raise Your Hand • Recognize and Reward • Evolve the Mobile • Value Our Skills and Performance • Discover the Root Cause Experience Expertise • Balance Work and Life • Excel at Change • DWYSYWD • Operate Efficiently Management • Cultivate Diversity • Execute Thoughtful Mergers and Acquisitions • Spread Goodness 9

STOCK PERFORMANCE NASDAQ: PEBO 35% 35% TOTAL ANNUAL RETURN AS OF DECEMBER 31, 2019 31% 30% 30% 27% PEBO 25% 25% 25% 24% PEER GROUP RUSSELL 2000 FINANCIAL SERVICES 20% 20% 20% RUSSELL 2000 17% S&P 500 15% 15% 15% 15% 14% 13% 12% 12% 12% 10% 10% 9% 9% 9% Total Return includes impact of dividends 8% Peers include: SRCE, CHCO, CCNE, CTBI, FMNB, FISI, 6% FCF, FDEF, THFF, FRME, GABC, HBNC, LKFN, PRK, 5% 5% 5% STBA, SYBT, TMP, TSC, UCFC, NWBI, SMMF 4% Source: Bloomberg 0% 0% 1-YEAR 3-YEAR 5-YEAR 10-YEAR ® WORKING TOGETHER. BUILDING SUCCESS. 10

STRATEGICNASDAQ: PEBO STRATEGIC PRIORITIES AND PRIORITIESFINANCIAL RESULTS FINANCIAL RESULTS11

STRATEGIC PRIORITIES NASDAQ: PEBO STRATEGIC POSITIVE OPERATING LEVERAGE • Expand revenue versus expense growth gap beyond 2% (PAGE 18) • Focused on sustainable revenue growth (PAGE 19) • Disciplined expense management (PAGE 20) • Drive core efficiency ratio below 60% (PAGE 21) • Preserve key metrics (PAGE 22) SUPERIOR ASSET QUALITY • Maintain metrics superior to most of our peers (PAGE 23) • Balance growth with prudent credit practices (PAGES 24-25) PRIORITIES Improve diversity within the loan portfolio (PAGES 26-28) • HIGH QUALITY BALANCE SHEET • Achieve meaningful loan growth each year (PAGE 29) • Maintain emphasis on core deposit growth (PAGES 30-31) • Adjust earning asset mix by shifting investments to loans (PAGE 32) FINANCIAL • Prudent use of capital – dividends, share repurchases and acquisitions (PAGE 33) ® RESULTS WORKING TOGETHER. BUILDING SUCCESS. 12

STRATEGIC TARGETS

NASDAQ: PEBO

	METRICS	YTD 12/31/18	YTD 12/31/19	3-YEAR STRATEGIC TARGET RANGE*	STATUS AS OF 12/31/19
IMPROVE ASSET QUALITY	NPAs as a percent of total loans and OREO (1)	0.71%	0.76%	0.70% to 1.00%	✔
	Annualized net charge-offs as a percent of average total loans	0.15%	0.04%	0.30% to 0.50%	✔
ADJUST BALANCE SHEET MIX	Total loans to total assets	67.86%	65.50%	72.0% to 77.5%	
	Total loans to total deposits	92.33%	87.50%	85.0% to 95.0%	✔
	Demand Deposit Accounts (DDAs) to total deposits	39.98%	39.71%	40.0% to 45.0%	
	Borrowings to total funding	13.62%	10.84%	15.0% to 20.0%	✔
HIGH QUALITY, DIVERSIFIED REVENUE STREAM	Total revenue growth versus prior year period	12.54%	10.11%	5% to 9%	✔
	Non-interest income, excluding gains and losses, to total revenue	30.63%	31.54%	35% to 40%	
STRONG CAPITAL POSITION	Total stockholders' equity to total assets	13.03%	13.65%	12% to 14%	✔
	Tangible equity to tangible assets (2)	9.35%	9.98%	8% to 10%	✔
OPERATING LEVERAGE	Net interest margin (3)	3.71%	3.69%	3.6% to 3.8%	✔
	Efficiency ratio adjusted for non-core items (2)	61.32%	61.09%	Below 60%	
EXECUTE ON STRATEGIES	Return on average stockholders' equity adjusted for non-core items (2)	10.46%	10.63%	11.5% to 13.0%	
	Return on average assets adjusted for non-core items (2)	1.32%	1.42%	1.45% to 1.55%	
	Pre-provision net revenue adjusted for non-core items / total average assets (2)	1.77%	1.79%	Over 1.80%	
	Dividend payout (4)	46.65%	50.08%	40% to 50%	✔

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. Nonperforming assets (NPAs) include nonperforming loans and Other Real Estate Owned (OREO).
(2) Non-US GAAP financial measure. See Appendix.
(3) Information presented on a fully tax-equivalent basis.
(4) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 3 Year Strategic Planning Period = 2019-2021

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FINANCIAL EXPECTATIONS NASDAQ: PEBO FINANCIAL EXPECTATIONS – 2020 • Organic loan growth of 5% to 7% for the full year of 2020. • We expect an increase in credit costs in 2020 as the historically-low charge-off levels are not sustainable. • We believe net interest margin will be between 3.45% and 3.55% for the first quarter of 2020. • Fee-based revenue growth is expected to be in the mid-single digits. • We expect core non-interest expense growth to be in the low single-digits, adjusted for non-core items. • Our target efficiency ratio for 2020 is between 60% and 62%. • We expect to generate positive operating leverage, adjusted for non-core items, for the full year. • We are actively seeking opportunities with other institutions and fee-based revenue businesses. ® WORKING TOGETHER. BUILDING SUCCESS. 14

NASDAQ: PEBO Q4 & YTD 2019 FINANCIAL PERFORMANCE 15

Q4 & YTD 2019 HIGHLIGHTS NASDAQ: PEBO Q4 & YTD 2019 PERFORMANCE HIGHLIGHTS • Successful close and conversion of First Prestonsburg • Return on average assets of 1.27% for 2019, adjusted return on average assets of 1.42% • Quarterly annualized net charge-off rate of 16 basis points and net charge-offs for the full year of 2019 of 4 basis points • Growth of 9% in net interest income compared to 2018 • Net interest margin for 2019 was 3.69% • Increase of 13% in non-interest income, excluding net gains and losses, compared to the to the full year of 2018 • Efficiency ratio, adjusted for non-core items, of 61.28% for the fourth quarter • Pre-provision net revenue (adjusted for non-core items) to total average assets was 1.79% for the full year of 2019 • Increase in tangible book value per share to $20.14 at December 31, 2019 from $18.30 at December 31, 2018 ® WORKING TOGETHER. BUILDING SUCCESS. 16

2019 BUSINESS SUMMARY NASDAQ: PEBO 2019 BUSINESS SUMMARY COMMERCIAL BANKING • Commercial loan swap fees have more than tripled for 2019 as compared to 2018 • Commercial loan production was up over 35% compared to 2018 • $25 million lending “house limit” although legal limit is over $50 million RETAIL BANKING • Deposit account service charges up 20% in 2019 as compared to 2018 • Electronic banking income up 19% in 2019 as compared to 2018 • Mortgage banking income up 30% in 2019 as compared to 2018 INSURANCE • Commercial Property and Casualty lines comprised 56% of insurance revenue for 2019 • Life and Health segment comprised 14% of insurance revenue for 2019 TRUST AND INVESTMENTS • $2.5 billion in assets under administration and management • Greater than 10% annual revenue growth, on average, for each of the last six years • Retirement plan services income was up 12% compared to 2018 17

ADJUSTED OPERATING LEVERAGE NASDAQ: PEBO ACHIEVED POSITIVE OPERATING LEVERAGE, ADJUSTED FOR NON-CORE ITEMS,Adjusted FOR THE Operating FULL YEAR Leve OF rage2019. Versus the VERSUSsame quarter THE inPRIOR the prior YEAR, ye arADJUSTED OPERATING VeLEVERAGErsus the prior WAS ye ar POSITIVE FOR FISCAL YEARS 2016 THROUGH 2019. 5% 4% 3% 2% 1% 0% FY-16 FY-17 FY-18 FY-19 Adjusted operating leverage is a non-US GAAP financial measure calculated as the difference between total revenue (which is net interest income plus total non interest income (excluding all gains and losses)) growth and non-interest expense growth, on a percentage basis, excluding the impact of acquisition-related expenses and pension settlement charges. ® WORKING TOGETHER. BUILDING SUCCESS. 18

TOTAL REVENUE GROWTH NASDAQ: PEBO TOTAL REVENUE OF $206 MILLION FOR FY-19 $250,000 Beginning in the second quarter of 2018, Peoples benefited from the acquisition of ASB $200,000 $64,892 Financial Corp (“ASB”). Additionally, beginning $57,234 in the second quarter of $150,000 $52,653 2019, Peoples benefited $51,070 from the acquisition of $47,441 $140,838 First Prestonsburg. $129,612 $100,000 $40,053 $113,377 $104,865 ($ THOUSANDS) $97,612 $50,000 $69,506 $0 FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES 19

CORE NON-INTEREST EXPENSE* NASDAQ: PEBO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, OUR MOVE TO A $15 MINIMUM WAGE, AND AN INCREASE IN FTE’S FOR GROWTH AND TECHNOLOGY INVESTMENTS. Core Non-Interest Expense* $150,000 $7,287 $125,000 $100,000 CORE NON-INTEREST EXPENSES* $75,000 EXPENSES RESULTING FROM ACQUISITIONS** ($ THOUSANDS) NOT TO SCALE TO NOT ($ THOUSANDS) $50,000 FY-14** FY-15** FY-16 FY-17 FY-18** FY-19** * Non-US GAAP financial measure. See Appendix. **2014, 2015, 2018 and 2019 included a partial quarter of expenses resulting from the Midwest Bancshares, Inc. (2014), Ohio Heritage Bancorp, Inc. (2014), North Akron Savings Bank (2014), National Bank and Trust (2015), American Savings Bank (2018), and First Prestonsburg (2019) acquisitions, respectively, such as salaries and occupancy expenses. ® WORKING TOGETHER. BUILDING SUCCESS. 20

EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS*

NASDAQ: PEBO

EFFICIENCY RATIO, ADJUSTED FOR NON-CORE ITEMS, HAS IMPROVED AS A RESULT OF EXPENSE CONTROL AND REVENUE GROWTH.


NOT TO SCALE
70%
69%
68%
67%
66%
65%
64%
63%
62%
61%
60%
69.55%
67.49%
64.30%
61.85%
61.32%
61.09%
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19

*The efficiency ratio adjusted for non-core items is defined as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core non-interest income excluding all gains and losses. This amount represents a non-US GAAP financial measure since it excludes the impact of all gains and/or losses, acquisition-related expenses, pension settlement charges, amortization of other intangible assets and uses fully tax-equivalent net interest income. See Appendix.

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IMPROVEMENT IN
KEY METRICS
NASDAQ: PEBO

FOCUS ON STEADILY GROWING LOANS AND DEPOSITS, MANAGING EXPENSES AND INCREASING OPERATING LEVERAGE HAS RESULTED IN IMPROVEMENT IN KEY FINANCIAL METRICS.


RETURN ON AVERAGE ASSETS
ADJUSTED FOR NON-CORE ITEMS[1]
2.0%
1.5%
1.0%
0.5%
0.0%
0.93%
0.62%
0.97%
1.08%
1.32%
1.42%
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19


RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY
ADJUSTED FOR NON-CORE ITEMS[1]
NOT TO SCALE
16%
14%
12%
10%
8%
6%
11.43%
7.32%
11.30%
11.40%
15.48%
15.39%
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19


TANGIBLE BOOK VALUE PER SHARE
NOT TO SCALE
$21
$20
$19
$18
$17
$16
$15
$14
$15.57
$14.68
$15.89
$17.17
$18.30
$20.14
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19


PPNR ADJUSTED FOR NON-CORE ITEMS[1]
PPNR TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS[1]
($ MILLIONS)
NOT TO SCALE
$80
$70
$60
$50
$40
$30
$20
2.25%
2.00%
1.75%
1.50%
1.25%
$30.8
$41.6
$50.4
$58.6
$68.4
$75.8
1.37%
1.34%
1.52%
1.67%
1.77%
1.79%
FY-14
FY-15
FY-16
FY-17
FY-18
FY-19

1 Non-US GAAP financial measure. See Appendix.

WORKING TOGETHER. BUILDING SUCCESS.®
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ASSET QUALITY – NPAS / ASSETS NASDAQ: PEBO NPAS AS A PERCENTAGE OF TOTAL ASSETSAsset HAVE Qualit CONSISTENTLYy - NPAs /ABEENssets SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS. 1.4% 1.2% 1.0% 0.8% 0.57% 0.56% 0.6% 0.50% 0.49% 0.48% 0.49% 0.47% 0.46% 0.46% 0.45% 0.48% NPAS / ASSETS NPAS 0.4% 0.2% 0.0% Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 $1 TO $10 BILLION MIDWEST BANKS PEBO Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned. 23

NPA COMPOSITION NASDAQ: PEBO NPA Composition NPAS AT 12/31/19 WERE PRIMARILY COMPOSED OF WELL-COLLATERALIZED COMMERCIAL REAL ESTATE AND RESIDENTIAL REAL ESTATE LOANS, CONSISTENT WITH TREND NOTED IN RECENT QUARTERS. $30 $25 $20 $15 $ MILLIONS $10 $5 $0 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 CRE RESIDENTIAL C&I HELOC CONSUMER ® WORKING TOGETHER. BUILDING SUCCESS. 24

ASSET QUALITY NASDAQ: PEBO CRITICIZED LOANS AS A PERCENT OF TIER 1 CAPITAL AND ALLL HAVE BEEN AT OR NEAR AN 18-YEAR LOW. Asset Quality 50% CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 45% 39.16% 40% CLASSIFIED LOANS / 35% TIER 1 CAPITAL + ALLL * 29.89% 30% 28.10% 25.61% 25% 28.72% 21.22% 19.34% 20% 17.23% 17.40% 14.49% 15% 13.14% *In accordance with SEC 10.78% reporting methodologies. 10% Criticized loans includes loans categorized as special mention, substandard or doubtful. 5% Classified loans includes loans categorized as substandard or doubtful. 0% FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 25

CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO

CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK.

- Exposure levels also compare favorably to peer institution concentration levels.
- Concentration levels have improved relative to peers on a linked quarter basis.


PEER BANK SUBS - CRE LOANS / RISK-BASED CAPITAL
400%
350%
300%
250%
200%
150%
100%
50%
0%
220%
118%
STBA
TSC
FDEF
CCNE
TMP
FCF
SYBT
Universe $1-$10 B
CHCO
FISI
GABC
FRME
HBNC
LKFN
SMMF
UCFC
CTBI
PRK
NWBI
THFF
FMNB
PEBO
SRCE

300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2019.

Note: For the following peers, 12/31/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

WORKING TOGETHER. BUILDING SUCCESS.® 26

CRE CONCENTRATION ANALYSIS

NASDAQ: PEBO

PEER BANK SUBS - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL



110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE
45%
21%
CCNE
FDEF
UCFC
FISI
SYBT
FRME
TSC
LKFN
SMMF
Universe $1-$10 B
THFF
STBA
TMP
GABC
PRK
HBNC
FCF
FMNB
CTBI
PEBO
NWBI
CHCO
SRCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD).

Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples' Compensation Committee in analyzing and setting executive compensation for 2019.

Note: For the following peers, 12/31/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB.

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LOAN COMPOSITION NASDAQ: PEBO LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY. Loan Composition TOTAL LOAN PORTFOLIO* = $2.9 BILLION TOTAL CRE PORTFOLIO** = $0.8 BILLION Loan Portfolio (Excluding Deposit Overdrafts) Commercial Real Estate Portfolio Commercial Real Estate Portfolio 6 7 1 5 12 11 4 2 1 10 9 3 3 8 4 5 7 2 6 1 COMMERCIAL REAL ESTATE (CRE) 29.0% 5 CONSUMER, INDIRECT 14.5% 1 MULTI FAMILY 10% 7 RETAIL 11% 2 COMMERCIAL & INDUSTRIAL 23.1% 6 CONSUMER, DIRECT 2.7% 2 MIXED USE 13% 8 LODGING 5% 3 RESIDENTIAL REAL ESTATE 23.0% 7 CONSTRUCTION 3.1% 3 LIGHT INDUSTRIAL 9% 9 WAREHOUSE 8% 4 HOME EQUITY LINES OF CREDIT 4.6% 4 CHILD CARE 2% 10 ASSISTED LIVING 5% 5 EDUCATIONAL SERVICES 2% 11 LAND 2% 6 OFFICE 18% 12 OTHER 14% Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/19. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). Peer financial institutions are used in this presentation. The parent holding companies of these financial institutions did not comprise the peer group Data as of December 31, 2019. of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2019. *Excludes deposit overdrafts. **Total CRE includes commercial real estate and construction loans, and exposure includes commitments. Note: For the following peers, 12/31/19 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: UCFC, SMMF, FMNB. ® WORKING TOGETHER. BUILDING SUCCESS. 28

TOTAL LOAN GROWTH NASDAQ: PEBO TOTAL LOAN GROWTH OF 5% FOR 2019 COMPARED TO 2018. Total Loan Growth $3,000 $2,600 TOTAL LOANS EXCEPT ASB & FIRST PRESTONSBURG $2,200 ASB ACQUIRED LOANS FIRST PRESTONSBURG ACQUIRED LOANS $1,800 AVERAGE LOAN BALANCES ($ MILLIONS) NOT TO SCALE TO NOT ($ MILLIONS) $1,400 $1,000 FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 29

DEPOSIT GROWTH NASDAQ: PEBO TOTAL DEPOSITS WERE UP 11% COMPARED TO DECEMBER 31, 2018. FOR THE QUARTER ENDED DECEMBERDeposit 31, 2019, Growth COST OF DEPOSITS WAS 0.66%. $4,000 BROKERED CERTIFICATES OF DEPOSIT $3,350 $3,291 GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS $2,955 $2,730 RETAIL CERTIFICATES OF DEPOSIT $2,700 $2,536 $2,510 SAVINGS ACCOUNTS INTEREST-BEARING DDAS* $2,050 $1,933 NON-INTEREST-BEARING DDAS* $1,400 ($ MILLIONS) NOT TO SCALE TO NOT ($ MILLIONS) 40% $750 DDAs $100 FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. ® WORKING TOGETHER. BUILDING SUCCESS. 30

LOANS TO DEPOSITS NASDAQ: PEBO OUR LOAN TO DEPOSIT RATIO IS LOW COMPARED TO PEER GROUP, WHICH POSITIONS US WELL FROM A LIQUIDITY PERSPECTIVE. 105% 100% 95% 92.68% 91.06% 90% 87.3% 85% NOT TO SCALE TO NOT 80% E 75% AG VER 70% MEDIAN A NWBI STBA SMMF TSC LKFN UCFC FDEF CTBI SRCE TMP FCF UNIV. HBNC PRK UNIV. SYBT FISI CCNE FMNB GABC CHCO PEBO FRME THFF $1-$10B $1-$10B Source: S&P Global Market Intelligence 31 Data as of December 31, 2019

EARNING ASSET MIX NASDAQ: PEBO FROM 2013 TO 2018, THE PERCENTAGE OF EARNING ASSETS COMPOSED OF INVESTMENTS DECREASED. IN 2019, THE INCREASE IN PERCENTAGE OF EARNING ASSETS IS DUE TO THE FIRST PRESTONSBURG ACQUISITION, WHICH PROVIDED ADDITIONALEarning LIQUIDITY.Asset Mix $4.5 80% 76% PERCENTAGE OF TOTAL EARNING ASSETS 73% 74% 72% $4.0 70% 69% 70% $3.5 64% $3.0 60% $2.5 50% $2.0 (IN $BILLIONS) $1.5 40% TOTAL EARNING ASSETS EARNING ASSETS TOTAL $1.0 36% 30% $0.5 31% 30% 28% 27% 26% 24% $0.0 20% FY-13 FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 INVESTMENTS LOANS INVESTMENTS % LOANS % ® WORKING TOGETHER. BUILDING SUCCESS. 32

PRUDENT USE OF CAPITAL NASDAQ: PEBO ACQUISITIONS • Bank acquisitions completed in 2014 (3), 2015 (1), 2018 (1), and 2019 (1) • Insurance acquisitions completed in 2014 (1), 2015 (1), 2017 (2), and 2020 (1) • One investment acquisition was completed in 2016 CAPITAL PRIORITIES • Organic growth • Dividends • Acquisition activities DIVIDENDS • $0.15 quarterly dividend in Q1 2016 has increased to $0.34 in the most recent quarter. • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at December 31, 2019 was 3.81%. • On a percentage basis, dividend growth has outpaced earnings per share growth for the last two years. 33 nue* Reve tment ves INSURANCE & INVESTMENT In INCOME COMPOSITION NASDAQ: PEBO Insurance and Investment Income Composition TOTAL INSURANCE REVENUE TOTAL INVESTMENT REVENUE FOR 2019 FOR 2019 $14.8Insurance MILLION Revenue* $13.2Investment MILLION Revenue* estment Income Composition 3 5 enue* Insurance and Inv Insurance 4 1 1 3 2 Insurance Rev Insurance 2 1 P&C COMMERCIAL LINES 56.2% 1 FIDUCIARY 51.4% 2 PERFORMANCE BASED 10.3% 2 BROKERAGE 31.9% 3 P&C PERSONAL LINES 15.4% 3 EMPLOYEE BENEFITS 16.7% 4 OTHER 4.1% 5 LIFE & HEALTH 14.0% ® WORKING TOGETHER. BUILDING SUCCESS. 34

FY 2019 APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR is defined as net interest income plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Income before income taxes	$ 24,178	$ 14,816	$ 45,282	$ 57,203	$ 54,941	$ 65,358
Add: Provision for loan losses	339	14,097	3,539	3,772	5,448	2,504
Add: Loss on debt extinguishment	-	-	707	-	-	-
Add: Loss on OREO	68	530	34	116	35	98
Add: Loss on securities	-	-	1	-	147	-
Add: Loss on other assets	430	696	427	-	469	692
Add: Loss on other transactions	-	43	-	-	76	-
Less: Gain on OREO	-	-	-	-	14	-
Less: Gains on securities	398	729	931	2,983	1	164
Less: Gains on other assets	-	-	35	28	76	8
Less: Gains on other transactions	67	-	-	25	168	-
Pre-provision net revenue	**$ 24,550**	**$ 29,453**	**$ 49,024**	**$ 58,055**	**$ 60,857**	**$ 68,480**
Average assets *(in millions)*	$ 2,241	$ 3,112	$ 3,320	$ 3,510	$ 3,872	$ 4,222
Pre-provision net revenue to average assets	1.10%	0.95%	1.48%	1.65%	1.57%	1.62%

35

FY 2019 APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS

Pre-provision net revenue (PPNR) has become a key financial measure used by federal bank regulatory agencies when assessing the capital adequacy of financial institutions. PPNR adjusted for non-core items is defined as net interest income, excluding acquisition-related costs and pension settlement charges, plus total non-interest income (excluding all gains and losses) minus total non-interest expense and, therefore, excludes the provision for loan losses and all gains and/or losses included in earnings. As a result, PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Income before income taxes	$24,178	$14,816	$45,282	$57,203	$ 54,941	$65,358
Add: System upgrade revenue waived	–	–	85	–	–	–
Add: Acquisition-related costs	4,752	10,722	–	341	7,262	7,287
Add: System upgrade costs	–	–	1,259	–	–	–
Add: Other non-core costs	298	592	–	–	–	270
Add: Pension settlement charges	1,400	459	–	242	267	–
Add: Provision for loan losses	339	14,097	3,539	3,772	5,448	2,504
Add: Loss on debt extinguishment	–	520	707	–	–	–
Add: Loss on OREO	68	529	34	116	35	98
Add: Loss on securities	–	–	1	–	147	–
Add: Loss on other assets	430	696	427	–	469	692
Add: Loss on other transactions	–	43	–	–	76	–
Less: Gain on OREO	–	–	–	–	14	–
Less: Gains on securities	398	729	931	2,983	1	164
Less: Gains on other assets	–	–	35	28	76	8
Less: Gains on other transactions	67	–	–	25	168	–
Pre-provision net revenue	**$31,067**	**$41,702**	**$50,368**	**$58,638**	**$ 68,386**	**$76,037**
Average assets *(in millions)*	$ 2,241	$ 3,112	$ 3,320	$ 3,510	$ 3,872	$ 4,222
Pre-provision net revenue to average assets	1.39%	1.34%	1.52%	1.67%	1.77%	1.80%

36

FY 2019 APPENDIX

NON-US GAAP MEASURES

NASDAQ: PEBO

CORE NON-INTEREST INCOME

Core non-interest income is a financial measure used to evaluate Peoples' recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses, and core banking system conversion revenue waived.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Total noninterest income	$40,020	$ 46,382	$ 50,867	$ 55,573	$ 56,754	$ 64,274
Less: net gain (loss) on investment securities	398	729	930	2,983	(146)	164
Less: net loss on asset disposals and other transactions	(431)	(1,788)	(1,133)	(63)	(334)	(782)
Add: core banking system conversion revenue waived	–	–	85	–	–	–
Core non-interest income excluding gains and losses	**$40,053**	**$ 47,441**	**$ 51,155**	**$ 52,653**	**$ 57,234**	**$ 64,892**

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-US GAAP since it excludes the impact of core banking system conversion expenses, acquisition-related expenses, pension settlement charges, and other non-recurring expenses.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Total non-interest expense	$85,009	$115,081	$106,911	$107,975	$125,977	$137,250
Less: system conversion expenses	–	–	1,259	–	–	–
Less: acquisition related expenses	4,752	10,722	–	341	7,262	7,287
Less: pension settlement charges	1,400	459	–	242	267	–
Less: other non-core charges	298	592	–	–	–	270
Core noninerest expense	**$78,559**	**$103,308**	**$105,652**	**$107,392**	**$118,448**	**$129,693**

37

FY 2019 APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and all losses. This measure is non-US GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Total noninterest expense	$ 85,009	$115,081	$106,911	$107,975	$125,977	$137,250
Less: amortization on other intangible assets	1,428	4,077	4,030	3,516	3,338	3,359
Adjusted total non-interest expense	83,581	111,004	102,881	104,459	122,639	133,891
Total non-interest income excluding net gains and losses	40,053	47,441	51,070	52,653	57,234	64,892
Net interest income	69,506	97,612	104,865	113,377	129,612	140,838
Add: fully taxable equivalent adjustment	1,335	1,978	2,027	1,912	881	1,068
Net interest income on a fully taxable equivalent basis	70,841	99,590	106,892	115,289	130,493	141,906
Adjusted revenue	$110,894	$147,031	$157,962	$167,942	$187,727	$206,798
Efficiency ratio	**75.37%**	**75.50%**	**65.13%**	**62.20%**	**65.33%**	**64.74%**
Core non-interest expense	$ 78,559	$103,308	$105,652	$107,392	$118,448	$129,693
Less: amortization on other intangible assets	1,428	4,077	4,030	3,516	3,338	3,359
	77,131	99,231	101,622	103,876	115,110	126,334
Core non-interest income excluding gains and losses	40,053	47,441	51,070	52,653	57,234	64,892
Net interest income on a fully taxable equivalent basis	70,841	99,590	106,892	115,289	130,493	141,906
Adjusted core revenue	110,894	147,031	157,962	167,942	187,727	206,798
Efficiency ratio adjusted for non-core items	**69.55%**	**67.49%**	**64.33%**	**61.85%**	**61.32%**	**61.09%**

38

FY 2019 APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-US GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-US GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Tangible equity						
Total stockholders equity	$ 340,118	$ 419,789	$ 435,261	$ 458,592	$ 520,140	$ 594,393
Less: goodwill and other intangible assets	109,158	149,617	146,018	144,576	162,085	177,503
Tangible equity	**230,960**	**270,172**	**289,243**	**314,016**	**358,055**	**416,890**
Tangible assets						
Total assets	$2,567,769	$3,258,970	$3,432,348	$3,581,686	$3,991,454	$ 4,354,165
Less: goodwill and other intangible assets	109,158	149,617	146,018	144,576	162,085	177,503
Tangible assets	**2,458,611**	**3,109,353**	**3,286,330**	**3,437,110**	**3,829,369**	**4,176,662**
Tangible equity to tangible assets	**9.39%**	**8.69%**	**8.80%**	**9.14%**	**9.35%**	**9.98%**
Tangible book value per share						
Tangible equity	$ 230,960	$ 270,172	$ 289,243	$ 314,016	$ 358,055	$ 416,890
Common shares outstanding	14,836,727	18,404,864	18,200,067	18,287,449	19,565,029	20,698,941
Tangible book value per share	**$ 15.57**	**$ 14.68**	**$ 15.89**	**$ 17.17**	**$ 18.30**	**$ 20.14**

39

FY 2019 APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it excludes RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement The return on average assets adjusted for non-core items represents an non-US GAAP financial measure since it ex cludes ofthedeferredrelease of RETURNthetaxdeferredassetstax ONandasset AVERAGEdeferredvaluation allowance,tax ASSETSliabilities,the impactand ofADJUSTEDthetheTax afterCuts and-tax JobsFORimpactAct NONon theofremeasurement-allCOREgains ITEMSand losses, acquisition-related expensesof deferred taxandassetspensionand deferredsettlementtax liabilities,chargesand. the after-t ax impact of all gains and losses, acquisition-related The returnexpenseson averageand pensionassetssettlementadjustedcharges. for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges. (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2018 periods and 35% for the 2017 period. (a)(a) TaxTax effect effect is calculated is calculated using a 21% using federal a 21% statutory federaltax statutory tax raterate for for th eth 2018e 2018 periods periodsand 35% and for the35% 2017 for period. the 2017 period. 40

FY 2019 APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-US GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695
Add: amortization of other intangible assets	1,428	4,077	4,030	3,516	3,338	3,359
Less: tax effect of amortization of other intangible assets	500	1,427	1,411	1,231	701	705
Annualized net income excluding the amortization of intangible assets	17,612	13,591	33,776	40,756	48,892	56,349
Average tangible equity						
Total average equity	270,689	407,296	432,666	450,379	488,139	566,123
Less: average goodwill and other intangible assets	87,821	144,013	147,981	144,696	158,115	173,529
Average tangible equity	182,868	263,283	284,685	305,683	330,024	392,594
Return on average equity						
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695
Total average equity	270,689	407,296	432,666	450,379	488,139	566,123
Return on average equity	**6.16%**	**2.69%**	**7.20%**	**8.54%**	**9.48%**	**9.48%**
Return on average tangible equity						
Annualized net income excluding the amortization of intangible assets	$ 17,612	$ 13,591	$ 33,776	$ 40,756	$ 48,892	$ 56,349
Average tangible equity	182,868	263,283	284,685	305,683	330,024	392,594
Return on average tangible equity	**9.63%**	**5.16%**	**11.86%**	**13.33%**	**14.81%**	**14.35%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods, and a 35% federal statutory tax rate for all other periods shown.

41

FY 2019 APPENDIX
NON-US GAAP MEASURES
NASDAQ: PEBO

RETURN ON AVERAGE STOCKHOLDERS' EQUITY ADJUSTED FOR NON-CORE ITEMS

The return on average stockholders' equity adjusted for non-core items represents an non-US GAAP financial measure since it excludes the release of the deferred tax asset valuation allowance, the impact of the Tax Cuts and Jobs Act on the remeasurement of deferred tax assets and deferred tax liabilities, and the after-tax impact of all gains and losses, acquisition-related expenses and pension settlement charges.

($ in Thousands)	FY-14	FY-15	FY-16	FY-17	FY-18	FY-19
Return on average equity adjusted for non-core items						
Annualized net income	$ 16,684	$ 10,941	$ 31,157	$ 38,471	$ 46,255	$ 53,695
Add: core banking system conversion revenue waived, net of tax	–	–	55	–	–	–
Add: net loss on investment securities, net of tax	–	–	–	–	115	-
Less: net gain on investment securities, net of tax	(259)	(474)	(605)	(1,939)	–	130
Add: net loss on asset disposals, net of tax	280	1,162	736	41	264	618
Add: system conversion expenses, net of tax	–	–	818	–	–	–
Add: acquisition related expenses, net of tax	3,089	6,969	–	222	5,737	5,757
Add: pension settlement charges, net of tax	910	298	–	157	211	–
Add: other non-core charges, net of tax	194	385	–	–	–	213
Less: release of deferred tax asset valuation	–	–	–	–	(805)	–
Less: impact of Tax Cuts and Jobs Act on deferred tax liability	–	–	–	–	(705)	–
Add: impact of Tax Cuts and Jobs Act on deferred tax assets	–	–	–	897	–	–
Net income adjusted for non-core items	$ 20,898	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,413
Average tangible equity	270,689	407,296	432,666	450,379	488,139	566,123
Return on average equity adjusted for non-core items	**7.72%**	**4.73%**	**7.43%**	**8.40%**	**10.46%**	**10.67%**
Return on average tangible equity adjusted for non-core items						
Net income adjusted for non-core items	$ 20,898	$ 19,281	$ 32,161	$ 37,849	$ 51,072	$ 60,413
Average tangible equity	182,868	263,283	284,685	305,683	330,024	392,594
Return on average tangible equity adjusted for non-core items	**11.43%**	**7.32%**	**11.30%**	**12.38%**	**15.48%**	**15.39%**

(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2019 and 2018 periods and 35% for the 2017 period.

42

NASDAQ: PEBO CHUCK SULERZYSKI President and Chief Executive Officer P: 740.374.6163 C: 740.516.7584 Chuck.Sulerzyski@pebo.com JOHN C. ROGERS Executive Vice President Chief Financial Officer and Treasurer P: 740.376.7108 C: 412.952.1553 John.Rogers@pebo.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo and Working Together. Building Success.® are federally registered services marks of Peoples Bank. peoplesbancorp.com 431